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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 15, 1998



                               THE PROVIDENT BANK
           __________________________________________________________
             (Exact name of registrant as specified in its charter)

             Ohio                        333-45369                31-0412725
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                   Number)            Identification No.)

            One East Fourth Street
               Cincinnati, Ohio                          45202
      -----------------------------------        ---------------------
            (Address of Principal                      (Zip Code)
              Executive Offices)



       Registrant's telephone number, including area code (513) 579-2000
                                                          ----- --------







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Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3 (the "Certificates"), Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Prudential Securities Incorporated, as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although The Provident Bank (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as
Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROVIDENT BANK



                                   By:  /s/ Kevin Shea
                                       ---------------
                                       Name:   Kevin M. Shea
                                       Title:  Vice President



Dated:  September 14, 1998


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                                  Exhibit Index

       Exhibit                                                   Page

        99.1       Derived Materials...............................6

                                  EXHIBIT 99.1


     In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.